UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2008

ICON Income Fund Eight B L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-37504	13-4101114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Fifth Avenue, 4th Floor
New York, New York 10011

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                Other Events

On August 15, 2008, ICON Capital Corp., the general partner of the Registrant, notified the registered representatives of the partners of the Registrant that the Registrant’s distribution rate will change effective October 1, 2008 and that it will notify the Registrant’s partners of this change in distribution rate via letter with the Registrants’ partners September 1, 2008 distribution.  A copy of the notice to the registered representatives of the partners, which includes a draft of the letter to the partners, is attached as Exhibit 99.1.

Item 9.01                                Financial Statements and Exhibits

(d) The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Notice to the registered representatives of the partners, which includes a draft of the letter to the partners of the Registrant, dated August 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND EIGHT B L.P.
By: ICON CAPITAL CORP., its General Partner

Dated: August 15, 2008	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer